EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K (the "Report") of COL China Online International Inc. (the "Registrant") for the fiscal year ended June 30, 2008, I, Chi Keung Wong, Chief Executive Officer and Chief Financial Officer (Principal Accounting Officer) of the Registrant, certify, to the best of my knowledge, pursuant to Exchange Act Rule 15d-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Dated:  October 14, 2008                    /s/  Chi Keung Wong
                                            -----------------------------------
                                                 Chi Keung Wong,
                                                 Chief Executive Officer and
                                                 Chief Financial Officer
                                                 (Principal Accounting Officer)